Report Name - 10F-3

Fund - Salomon Brothers Municipal Partners Fund Inc.

                                Period : 01/01/05 through 06/30/05


                                    ID : 467
                           Issuer Name : NYS Dorm Authority Court Facilities
                            Trade Date : 06/02/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 1,000,000.00
                        Purchase Price : 121.01
                    % Received by Fund : 0.259%
                        % of Issue (1) : 4.288%
        Other Participant Accounts (2) :      15,565,000.00
                      Issue Amount (2) :     386,320,000.00
          Total Received All Funds (2) :      16,565,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : NYS Dorm Authority Court Facilities
                            Trade Date :        06/02/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co.
                                         J.P. Morgan Securities Inc.
                                         Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup Global Markets Inc.
                                         Edward D. Jones  & Co.
                                         A.G. Edwards & Sons, Inc.
                                         Lehman Brothers
                                         J.B. Hanauer & Company
                                         Merrill Lynch & Co
                                         Morgan Stanley
                                         Sterne, Agee & Leach, Inc.
                                         UBS Financial Services Inc.
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 473
                           Issuer Name : PRico Infrast Fin. Auth (Due 2025)
                            Trade Date : 06/03/05
                        Selling Dealer : UBS
                Total Shares Purchased : 3,000,000.00
                        Purchase Price : 120.85
                    % Received by Fund : 0.225%
                        % of Issue (1) : 0.563%
        Other Participant Accounts (2) :       4,500,000.00
                      Issue Amount (2) :   1,332,962,916.15
          Total Received All Funds (2) :       7,500,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : PRico Infrast Fin. Auth (due 2025)
                            Trade Date :        06/03/05
                 Joint/Lead Manager(s) : UBS Financial Services Inc.
                                         Banc of America Securities LLC
                                         Merrill Lynch & Co
                                         Citigroup Global Markets Inc.
                                         Goldman Sachs & Co.
                                         J.P. Morgan Securities Inc.
                                         Morgan Stanley
                                         Raymond James & Associates, Inc.
                                         Ramirez & Co., Inc.
                                         Wachovia Bank, National Association
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 535
                           Issuer Name : NYS Dorm Authority Court Facilities
                            Trade Date : 06/02/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 5,365,000.00
                        Purchase Price : 121.19
                    % Received by Fund : 1.389%
                        % of Issue (1) : 4.288%
        Other Participant Accounts (2) :      11,200,000.00
                      Issue Amount (2) :     386,320,000.00
          Total Received All Funds (2) :      16,565,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : NYS Dorm Authority Court Facilities
                            Trade Date :        06/02/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co.
                                         J.P. Morgan Securities Inc.
                                         Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup Global Markets Inc.
                                         Edward D. Jones  & Co.
                                         A.G. Edwards & Sons, Inc.
                                         Lehman Brothers
                                         J.B. Hanauer & Company
                                         Merrill Lynch & Co
                                         Morgan Stanley
                                         Sterne, Agee & Leach, Inc.
                                         UBS Financial Services Inc.
                         Co-Manager(s) : None
                         Selling Group : N/A